Exhibit 99.3

STOCK TRANSFER AGREEMENT

This Stock Transfer Agreement (this “Agreement”) is entered into as of June 4, 2021 by and between Aetherium Capital Holdings LLC (the “Transferor”) and Jonathan Chan (the “Transferee”).

RECITALS

WHEREAS, the Transferor desires to transfer 20,000 shares (the “Shares”) of Class B common stock of Aetherium Acquisition Corp. (the “Company”) to the Transferee.

NOW, THEREFORE, the parties hereto, for good and valuable consideration which each party acknowledges the receipt of, hereby agree as follows:

1. Transfer of the Shares.

For $180.00, the Transferor hereby transfers to the Transferee the Shares.

2. Representations and Warranties of the Transferor.

The Transferor represents and warrants that it has full legal capacity and authority to enter into the Agreement and to transfer the Shares to the Transferee hereunder, and is not bound by any agreement, instrument or governmental order prohibiting such transfer. The Transferor also represents that it is transferring such interests free and clear of all liens and encumbrances other than those created by the terms of the Company’s organizational documents or imposed by applicable federal and state securities laws.

3. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

4. Entire Agreement.

This Agreement constitutes the entire agreement of the parties hereto.

5. Governing Law.

This Agreement shall be governed by the laws of the State of New York without regard to its conflict of laws principles.

6. Modification.

This Agreement may not be amended or supplemented at any time unless by a writing executed by the parties hereto.

7. Headings.

The headings in this Agreement are solely for convenience or reference and shall not affect its interpretation.

8. Counterparts; Facsimile.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile or other electronic transmission, and any such executed facsimile or electronic copy shall be treated as an original.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Transferor:

Aetherium CAPITAL HOLDINGS LLC

By:	/s/ Jonathan Chan
Name:	Jonathan Chan
Title:	Manager

Transferee:

/s/ Jonathan Chan
Name:	Jonathan Chan

2

STOCK TRANSFER AGREEMENT

This Stock Transfer Agreement (this “Agreement”) is entered into as of June 4, 2021 by and between Aetherium Capital Holdings LLC (the “Transferor”) and David Kopp (the “Transferee”).

RECITALS

WHEREAS, the Transferor desires to transfer 20,000 shares (the “Shares”) of Class B common stock of Aetherium Acquisition Corp. (the “Company”) to the Transferee.

NOW, THEREFORE, the parties hereto, for good and valuable consideration which each party acknowledges the receipt of, hereby agree as follows:

1. Transfer of the Shares.

For $180.00, the Transferor hereby transfers to the Transferee the Shares.

2. Representations and Warranties of the Transferor.

The Transferor represents and warrants that it has full legal capacity and authority to enter into the Agreement and to transfer the Shares to the Transferee hereunder, and is not bound by any agreement, instrument or governmental order prohibiting such transfer. The Transferor also represents that it is transferring such interests free and clear of all liens and encumbrances other than those created by the terms of the Company’s organizational documents or imposed by applicable federal and state securities laws.

3. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

4. Entire Agreement.

This Agreement constitutes the entire agreement of the parties hereto.

5. Governing Law.

This Agreement shall be governed by the laws of the State of New York without regard to its conflict of laws principles.

6. Modification.

This Agreement may not be amended or supplemented at any time unless by a writing executed by the parties hereto.

7. Headings.

The headings in this Agreement are solely for convenience or reference and shall not affect its interpretation.

8. Counterparts; Facsimile.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile or other electronic transmission, and any such executed facsimile or electronic copy shall be treated as an original.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Transferor:

Aetherium CAPITAL HOLDINGS LLC

By:	/s/ Jonathan Chan
Name:	Jonathan Chan
Title:	Manager

Transferee:

/s/ David Kopp
Name:	David Kopp

2

STOCK TRANSFER AGREEMENT

This Stock Transfer Agreement (this “Agreement”) is entered into as of June 4, 2021 by and between Aetherium Capital Holdings LLC (the “Transferor”) and Alex Lee (the “Transferee”).

RECITALS

WHEREAS, the Transferor desires to transfer 15,000 shares (the “Shares”) of Class B common stock of Aetherium Acquisition Corp. (the “Company”) to the Transferee.

NOW, THEREFORE, the parties hereto, for good and valuable consideration which each party acknowledges the receipt of, hereby agree as follows:

1. Transfer of the Shares.

For $135.00, the Transferor hereby transfers to the Transferee the Shares.

2. Representations and Warranties of the Transferor.

The Transferor represents and warrants that it has full legal capacity and authority to enter into the Agreement and to transfer the Shares to the Transferee hereunder, and is not bound by any agreement, instrument or governmental order prohibiting such transfer. The Transferor also represents that it is transferring such interests free and clear of all liens and encumbrances other than those created by the terms of the Company’s organizational documents or imposed by applicable federal and state securities laws.

3. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

4. Entire Agreement.

This Agreement constitutes the entire agreement of the parties hereto.

5. Governing Law.

This Agreement shall be governed by the laws of the State of New York without regard to its conflict of laws principles.

6. Modification.

This Agreement may not be amended or supplemented at any time unless by a writing executed by the parties hereto.

7. Headings.

The headings in this Agreement are solely for convenience or reference and shall not affect its interpretation.

8. Counterparts; Facsimile.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile or other electronic transmission, and any such executed facsimile or electronic copy shall be treated as an original.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Transferor:

Aetherium CAPITAL HOLDINGS LLC

By:	/s/ Jonathan Chan
Name:	Jonathan Chan
Title:	Manager

Transferee:

/s/ Alex Lee
Name:	Alex Lee

2

STOCK TRANSFER AGREEMENT

This Stock Transfer Agreement (this “Agreement”) is entered into as of June 4, 2021 by and between Aetherium Capital Holdings LLC (the “Transferor”) and Lim How Teck (the “Transferee”).

RECITALS

WHEREAS, the Transferor desires to transfer 10,000 shares (the “Shares”) of Class B common stock of Aetherium Acquisition Corp. (the “Company”) to the Transferee.

NOW, THEREFORE, the parties hereto, for good and valuable consideration which each party acknowledges the receipt of, hereby agree as follows:

1. Transfer of the Shares.

For $90.00, the Transferor hereby transfers to the Transferee the Shares.

2. Representations and Warranties of the Transferor.

The Transferor represents and warrants that it has full legal capacity and authority to enter into the Agreement and to transfer the Shares to the Transferee hereunder, and is not bound by any agreement, instrument or governmental order prohibiting such transfer. The Transferor also represents that it is transferring such interests free and clear of all liens and encumbrances other than those created by the terms of the Company’s organizational documents or imposed by applicable federal and state securities laws.

3. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

4. Entire Agreement.

This Agreement constitutes the entire agreement of the parties hereto.

5. Governing Law.

This Agreement shall be governed by the laws of the State of New York without regard to its conflict of laws principles.

6. Modification.

This Agreement may not be amended or supplemented at any time unless by a writing executed by the parties hereto.

7. Headings.

The headings in this Agreement are solely for convenience or reference and shall not affect its interpretation.

8. Counterparts; Facsimile.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile or other electronic transmission, and any such executed facsimile or electronic copy shall be treated as an original.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Transferor:

Aetherium CAPITAL HOLDINGS LLC

By:	/s/ Jonathan Chan
Name:	Jonathan Chan
Title:	Manager

Transferee:

/s/ Lim How Teck
Name:	Lim How Teck

2

STOCK TRANSFER AGREEMENT

This Stock Transfer Agreement (this “Agreement”) is entered into as of June 4, 2021 by and between Aetherium Capital Holdings LLC (the “Transferor”) and Kou Chung Yin Mariana (the “Transferee”).

RECITALS

WHEREAS, the Transferor desires to transfer 10,000 shares (the “Shares”) of Class B common stock of Aetherium Acquisition Corp. (the “Company”) to the Transferee.

NOW, THEREFORE, the parties hereto, for good and valuable consideration which each party acknowledges the receipt of, hereby agree as follows:

1. Transfer of the Shares.

For $90.00, the Transferor hereby transfers to the Transferee the Shares.

2. Representations and Warranties of the Transferor.

The Transferor represents and warrants that it has full legal capacity and authority to enter into the Agreement and to transfer the Shares to the Transferee hereunder, and is not bound by any agreement, instrument or governmental order prohibiting such transfer. The Transferor also represents that it is transferring such interests free and clear of all liens and encumbrances other than those created by the terms of the Company’s organizational documents or imposed by applicable federal and state securities laws.

3. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

4. Entire Agreement.

This Agreement constitutes the entire agreement of the parties hereto.

5. Governing Law.

This Agreement shall be governed by the laws of the State of New York without regard to its conflict of laws principles.

6. Modification.

This Agreement may not be amended or supplemented at any time unless by a writing executed by the parties hereto.

7. Headings.

The headings in this Agreement are solely for convenience or reference and shall not affect its interpretation.

8. Counterparts; Facsimile.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile or other electronic transmission, and any such executed facsimile or electronic copy shall be treated as an original.

[Remainder of page intentionally left page.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Transferor:

Aetherium CAPITAL HOLDINGS LLC

By:	/s/ Jonathan Chan
Name:	Jonathan Chan
Title:	Manager

Transferee:

/s/ Kou Chung Yin Mariana
Name:	Kou Chung Yin Mariana

2

STOCK TRANSFER AGREEMENT

This Stock Transfer Agreement (this “Agreement”) is entered into as of June 4, 2021 by and between Aetherium Capital Holdings LLC (the “Transferor”) and Charles Abelmann (the “Transferee”).

RECITALS

WHEREAS, the Transferor desires to transfer 10,000 shares (the “Shares”) of Class B common stock of Aetherium Acquisition Corp. (the “Company”) to the Transferee.

NOW, THEREFORE, the parties hereto, for good and valuable consideration which each party acknowledges the receipt of, hereby agree as follows:

1. Transfer of the Shares.

For $90.00, the Transferor hereby transfers to the Transferee the Shares.

2. Representations and Warranties of the Transferor.

The Transferor represents and warrants that it has full legal capacity and authority to enter into the Agreement and to transfer the Shares to the Transferee hereunder, and is not bound by any agreement, instrument or governmental order prohibiting such transfer. The Transferor also represents that it is transferring such interests free and clear of all liens and encumbrances other than those created by the terms of the Company’s organizational documents or imposed by applicable federal and state securities laws.

3. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

4. Entire Agreement.

This Agreement constitutes the entire agreement of the parties hereto.

5. Governing Law.

This Agreement shall be governed by the laws of the State of New York without regard to its conflict of laws principles.

6. Modification.

This Agreement may not be amended or supplemented at any time unless by a writing executed by the parties hereto.

7. Headings.

The headings in this Agreement are solely for convenience or reference and shall not affect its interpretation.

8. Counterparts; Facsimile.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile or other electronic transmission, and any such executed facsimile or electronic copy shall be treated as an original.

[Remainder of page intentionally left page.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Transferor:

Aetherium CAPITAL HOLDINGS LLC

By:	/s/ Jonathan Chan
Name:	Jonathan Chan
Title:	Manager

Transferee:

/s/ Charles Abelmann
Name:	Charles Abelmann

2

STOCK TRANSFER AGREEMENT

This Stock Transfer Agreement (this “Agreement”) is entered into as of July 15, 2021 by and between Aetherium Capital Holdings LLC (the “Transferor”) and ARC Group Limited (the “Transferee”).

RECITALS

WHEREAS, the Transferor desires to transfer 431,250 shares (the “Shares”) of Class B common stock of Aetherium Acquisition Corp. (the “Company”) to the Transferee.

NOW, THEREFORE, the parties hereto, for good and valuable consideration which each party acknowledges the receipt of, hereby agree as follows:

1. Transfer of the Shares.

For $3,881.25, the Transferor hereby transfers to the Transferee the Shares.

2. Representations and Warranties of the Transferor.

The Transferor represents and warrants that it has full legal capacity and authority to enter into the Agreement and to transfer the Shares to the Transferee hereunder, and is not bound by any agreement, instrument or governmental order prohibiting such transfer. The Transferor also represents that it is transferring such interests free and clear of all liens and encumbrances other than those created by the terms of the Company’s organizational documents or imposed by applicable federal and state securities laws.

3. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

4. Entire Agreement.

This Agreement constitutes the entire agreement of the parties hereto.

5. Governing Law.

This Agreement shall be governed by the laws of the State of New York without regard to its conflict of laws principles.

6. Modification.

This Agreement may not be amended or supplemented at any time unless by a writing executed by the parties hereto.

7. Headings.

The headings in this Agreement are solely for convenience or reference and shall not affect its interpretation.

8. Counterparts; Facsimile.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile or other electronic transmission, and any such executed facsimile or electronic copy shall be treated as an original.

[Remainder of page intentionally left page.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Transferor:

Aetherium Capital Holdings LLC

By:	/s/ Jonathan Chan
Name:	Jonathan Chan
Title:	Manager

Transferee:

Name:	ARC Group Limited

By:	/s/ Abraham Cinta
Name:	Abraham Cinta

2

STOCK TRANSFER AGREEMENT

This Stock Transfer Agreement (this “Agreement”) is entered into as of November 30, 2021 by and between ARC Group Limited (the “Transferor”) and Jonathan Chan (the “Transferee”).

RECITALS

WHEREAS, the Transferor desires to transfer 140,400 shares (the “Shares”) of Class B common stock of Aetherium Acquisition Corp. (the “Company”) to the Transferee.

NOW, THEREFORE, the parties hereto, for good and valuable consideration which each party acknowledges the receipt of, hereby agree as follows:

1. Transfer of the Shares.

For $1,263.60, the Transferor hereby transfers to the Transferee the Shares.

2. Representations and Warranties of the Transferor.

The Transferor represents and warrants that it has full legal capacity and authority to enter into the Agreement and to transfer the Shares to the Transferee hereunder, and is not bound by any agreement, instrument or governmental order prohibiting such transfer. The Transferor also represents that it is transferring such interests free and clear of all liens and encumbrances other than those created by the terms of the Company’s organizational documents or imposed by applicable federal and state securities laws.

3. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

4. Entire Agreement.

This Agreement constitutes the entire agreement of the parties hereto.

5. Governing Law.

This Agreement shall be governed by the laws of the State of New York without regard to its conflict of laws principles.

6. Modification.

This Agreement may not be amended or supplemented at any time unless by a writing executed by the parties hereto.

7. Headings.

The headings in this Agreement are solely for convenience or reference and shall not affect its interpretation.

8. Counterparts; Facsimile.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile or other electronic transmission, and any such executed facsimile or electronic copy shall be treated as an original.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Transferor:

ARC Group Limited

By:	/s/ Abraham Cinta
Name:	Abraham Cinta
Title:	CEO

Transferee:

/s/ Jonathan Chan
Name:	Jonathan Chan

2